UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

INTERNAL FIXATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-54363	20-4580923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 SW 74th Street, Suite 408
South Miami, Florida 33143

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 268-0995

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2012, Henry Brown, Chief Financial Officer and Secretary of Internal Fixation Systems, Inc. (the “Company”), resigned from his positions with the Company, effective immediately.

Stephen J. Dresnick, M.D., currently the Company's President and Chief Executive Officer, also will serve as the Company’s interim Chief Financial Officer (principal accounting officer) and Secretary, effective immediately, until the Company names a permanent Chief Financial Officer and Secretary.  Dr. Dresnick, age 61, has been the Company's Chairman, Chief Executive Officer and President since April 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL FIXATION SYSTEMS, INC.

Date: May 18, 2012	By:	/s/ Stephen J. Dresnick, MD
	Name:	Stephen J. Dresnick, MD
	Title:	President